                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 19, 2002


                                COHO ENERGY, INC.
                            (Exact name of registrant
                          as specified in its charter)


           TEXAS                     0-22576                75-2488635

(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)        Identification No.)


               14755 PRESTON ROAD, SUITE 800, DALLAS, TEXAS 75254
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 774-8300



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ITEM 5.  OTHER EVENTS

         See the Monthly Operating Report for the period ended November 30, 2002 as filed with the United States Bankruptcy Court attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 Monthly Operating Report filed with the United States Bankruptcy Court for the period ended November 30, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Coho Energy, Inc.



Date: December 19, 2002              By:  /s/ Susan J. McAden
                                        --------------------------
                                          Susan J. McAden
                                          Chief Accounting Officer
                                          and Controller




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                                INDEX TO EXHIBITS


EXHIBIT #         DESCRIPTION
---------         -----------
  99.1            Monthly Operating Report filed with the United States
                  Bankruptcy Court for the period ended November 30, 2002.



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